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                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549
                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          JANUARY 19, 2000
                                                -------------------------------

                         PHOENIX TECHNOLOGIES LTD.
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          (Exact name of registrant as specified in its charter)




       DELAWARE                       0-17111                   04-2685985
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(State or other jurisdiction      (Commission File            (IRS Employer
of incorporation)                      Number)             Identification No.)



411 EAST PLUMERIA DRIVE, SAN JOSE, CALIFORNIA                     95134
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code           (408) 570-1000
                                                   ----------------------------

                             INAPPLICABLE
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     (Former name or former address if changed since last report)

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ITEM 5.  OTHER EVENTS

         The information in the Press Release dated January 18, 2000 and attached as Exhibit 99.1 hereto is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENT AND EXHIBITS

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits.

               99.1  Press Release dated January 18, 2000

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                              SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     PHOENIX TECHNOLOGIES LTD.



                     By:  /s/  Linda V. Moore
                          --------------------------------------
                          Linda V. Moore, General Counsel

Dated:  January 19, 2000